CENTRE

Centre Funds

PROXY CARD

MEETING AGENDA on reverse side

VOTER PROFILE:

Voter ID: XXXXXXXX Security ID: XXXXXXXXX

Shares to Vote: **confidential** Household ID: 000000000

**please call the phone number to the right for more information

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

VOTER CONTROL NUMBER: XXXX XXXX XXXX

Vote by Internet:

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code.

https://vote.proxyonline.com

Vote by Phone:

Call (888) 227-9349 for automated touch-tone service or the number below to speak with a representative.

(800) 659-6590 Toll Free

Vote by Mail:

Complete the reverse side of this proxy card and return it in the envelope provided.

USPS Postage-Paid Envelope

CENTRE AMERICAN SELECT EQUITY FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [DATE], 2025

The undersigned hereby revokes all previous proxies for his/her shares of the Centre American Select Equity Fund (the "Fund"), a series of Centre Funds (the "Trust"), and appoints [Name] as proxy of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Special Meeting of Shareholders (the "Meeting") to be held at the offices of Centre Asset Management, LLC, 48 Wall Street, Suite 1100, New York, New York 10005 on [Date] [Time] Eastern Time, including any postponements or adjournments thereof, upon the matters set forth on the reverse side, and instructs him/her to vote upon any other matters that may properly be acted upon at the Meeting.

Do you have questions?

If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 659-6590. Representatives are available to assist you Monday through Friday, from 9 a.m. to 10 p.m., Eastern time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [DATE]. The proxy statement and the accompanying Notice of Special Meeting of Shareholders are available at: https://vote.proxyonline.com/CentreFunds/docs/2025.pdf

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

Centre American Select Equity Fund

PROXY CARD

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees (the "Board") of the Trust, of which the Fund is a series. The Board unanimously recommends that you vote "FOR" the proposals listed in the Proxy Card. The proxy will be voted as specified by the undersigned. If no specification is made, this proxy shall be voted FOR the proposals, including the proposal to approve a new investment advisory agreement for the Fund. If any other matters properly come before the Meeting to be voted on, the proxy holder will vote, act and consent on those matters in accordance with the views of management.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:	FOR	AGAINST	ABSTAIN
Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Centre American Select Equity Fund (the "Acquired Fund") to Centre American Select Equity Fund (the "Acquiring Fund"), a newly created series of Horizon Funds ("Horizon Funds"), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value ("NAV") per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders' respective holdings of shares of the Acquired Fund.	O	O	O
To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.			

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN IT IS SIGNED AND DATED.

THANK YOU FOR CASTING YOUR VOTE

CENTRE

Centre Funds

PROXY CARD

MEETING AGENDA on reverse side

VOTER PROFILE:

Voter ID: XXXXXXXX | Security ID: XXXXXXXXX

Shares to Vote: **confidential** | Household ID: 000000000

**please call the phone number to the right for more information

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

VOTER CONTROL NUMBER: XXXX XXXX XXXX

Vote by Internet:

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code.

https://vote.proxyonline.com

Vote by Phone:

Call (888) 227-9349 for automated touch-tone service or the number below to speak with a representative.

(800) 659-6590 Toll Free

Vote by Mail:

Complete the reverse side of this proxy card and return it in the envelope provided.

USPS Postage-Paid Envelope

CENTRE GLOBAL INFRASTRUCTURE FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [DATE], 2025

The undersigned hereby revokes all previous proxies for his/her shares of the Centre Global Infrastructure Fund (the "Fund"), a series of Centre Funds (the "Trust"), and appoints [Name] as proxy of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Special Meeting of Shareholders (the "Meeting") to be held at the offices of Centre Asset Management, LLC, 48 Wall Street, Suite 1100, New York, New York 10005 on [Date] [Time] Eastern Time, including any postponements or adjournments thereof, upon the matters set forth on the reverse side, and instructs him/her to vote upon any other matters that may properly be acted upon at the Meeting.

Do you have questions?

If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 659-6590. Representatives are available to assist you Monday through Friday, from 9 a.m. to 10 p.m., Eastern time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [DATE]. The proxy statement and the accompanying Notice of Special Meeting of Shareholders are available at: https://vote.proxyonline.com/CentreFunds/docs/2025.pdf

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

Centre Global Infrastructure Fund

PROXY CARD

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees (the "Board") of the Trust, of which the Fund is a series. The Board unanimously recommends that you vote "FOR" the proposals listed in the Proxy Card. The proxy will be voted as specified by the undersigned. If no specification is made, this proxy shall be voted FOR the proposals, including the proposal to approve a new investment advisory agreement for the Fund. If any other matters properly come before the Meeting to be voted on, the proxy holder will vote, act and consent on those matters in accordance with the views of management.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:	FOR	AGAINST	ABSTAIN
Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Centre Global Infrastructure Fund (the "Acquired Fund") to Centre Global Infrastructure Fund (the "Acquiring Fund"), a newly created series of Horizon Funds, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders' respective holdings of shares of the Acquired Fund.	O	O	O
To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.			

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN IT IS SIGNED AND DATED.

THANK YOU FOR CASTING YOUR VOTE